Interactive Intelligence to Acquire OrgSpan

Acquisition designed to strengthen Interactive’s cloud-based business communications solutions

INDIANAPOLIS and DURHAM, N.C., April 17, 2014 -- Interactive Intelligence Group Inc. (Nasdaq: ININ), a global provider of software and services designed to improve the customer experience, has entered into a letter of intent to acquire OrgSpan Inc., a privately held company that offers cloud-based enterprise social communications solutions.

Subject to the negotiation of definitive documentation approval by the Interactive Intelligence audit committee and board, and the satisfaction of customary conditions, the companies expect to close the transaction within 30 days.

“OrgSpan develops socially relevant communications products that our customers have found valuable and unique,” said Bill Gildea, Interactive Intelligence senior vice president of corporate development. “These social customer service components, together with the core cloud architecture that OrgSpan has developed, are important to the foundation of our cloud offerings moving forward.

“Additionally, this acquisition will streamline our development efforts and give us the benefit of OrgSpan’s numerous patent filings and access to its customer and prospect base,” concluded Gildea.

Among its solutions, OrgSpan offers OrgSpan Select, which enables customers to search and view agent social profiles by multiple criteria, creating new and more effective ways of connecting customers and contact center agents. The company also offers OrgSpan Connect, a unified company directory of OrgSpan Connect users that includes information-rich personal profiles designed to improve employee collaboration.

Interactive Intelligence plans to continue to sell and support OrgSpan Select and OrgSpan Connect, both on a standalone basis and as add-on applications to its cloud and on-premises IP business communications solutions. Interactive Intelligence will also incorporate these products into its future cloud offerings.

OrgSpan customers will continue to use the same sales, support and service channels until further notice.

“We want our customers to know that they will continue to get the same high-quality service and support they’ve come to expect,” said Jeff Swartz, co-founder and president of OrgSpan. “In fact, we anticipate even greater responsiveness with the additional resources this acquisition provides, plus our customers will get easier access to Interactive’s broad range of contact center, unified communications, and business process automation solutions.”

Interactive Intelligence plans to integrate OrgSpan employees into its organization across multiple department lines. OrgSpan employees will remain at their current location in Durham, North Carolina. Interactive Intelligence expects all integration activities to be completed this calendar year and does not expect the transaction to have a material impact on revenues and other financial results in 2014.

As previously disclosed, the independent audit committee of Interactive Intelligence has been re-assessing for some time the relationship between Interactive Intelligence and OrgSpan, which is majority-owned by Dr. Donald E. Brown, Interactive Intelligence founder and CEO. The audit committee has been assisted by its own independent valuation consultant and its own independent counsel. The audit committee has negotiated the letter of intent on behalf of Interactive Intelligence, and the committee’s approval of a transaction will be subject to receipt of a satisfactory fairness opinion from the committee’s independent valuation consultant.

The company will provide additional information when the definitive agreement is completed and approved by all parties.

About OrgSpan
OrgSpan Inc. was founded in 2011 by Jeff Swartz, who previously was an Interactive Intelligence developer. The company develops cloud-based enterprise social communications solutions. Its solutions include OrgSpan Select, which enables customers to search and view agent social profiles by skill-set, years of experience, wait time, etc.; and OrgSpan Connect, a unified company directory of OrgSpan Connect users that includes personal profiles containing details such as skills, certifications, location, reporting structure, etc. The company also offers OrgSpan Connect CIC, a unified company directory of OrgSpan Connect users, and users of the Interactive Intelligence IP communications software suite, Customer Interaction Center™ (CIC). OrgSpan employs 40 people and is headquartered in Durham, North Carolina. It can be reached at +1 855.674.7726, or on the Web at http://www.orgspan.com/.

About Interactive Intelligence

Interactive Intelligence Group Inc. (Nasdaq: ININ) is a global provider of software and services designed to improve the customer experience. The company’s 6,000-plus customers worldwide have benefitted from its cloud and on-premises solutions for contact center, unified communications, and business process automation. Interactive Intelligence is among Software Magazine’s 2013 Top 500 Global Software and Service Providers, and has received a Frost & Sullivan Company of the Year Award for the last five consecutive years. In addition, Glassdoor honored Interactive Intelligence with its 2014 Employees’ Choice Award as one of the Best Places to Work in the U.S., and Mashable ranked Interactive Intelligence second on its 2014 list of the Seven Best Tech Companies to Work For. The company was founded in 1994 and employs more than 1,800 people worldwide. Interactive Intelligence is headquartered in Indianapolis, Indiana and has offices throughout North America, Latin America, Europe, Middle East, Africa and Asia Pacific. It can be reached at +1 317.872.3000 or info@inin.com. Visit Interactive Intelligence on the Web at www.inin.com; on Twitter at www.inin.com/twitter; on Facebook at www.inin.com/facebook; or on LinkedIn at www.inin.com/linkedin.

This release contains certain "forward-looking" statements (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “expects”, “anticipates”, “believes”, “intend”, “plan”, “may”, “should”, “will”, “would”, “will be”, “will continue”, “will likely result” and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause Interactive Intelligence’s actual results to differ materially from those predicted in the forward-looking statements as a result of, but not limited to, the following factors: uncertainty regarding the closing of the proposed acquisition of OrgSpan; the possibility that the anticipated benefits from the proposed acquisition cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of Interactive Intelligence’s and OrgSpan’s operations will be greater than expected; operating costs and business disruption may be greater than expected; the ability of OrgSpan to retain key personnel and maintain relationships with its customers and other business partners pending the consummation of the acquisition; and other risk factors relating to Interactive Intelligence’s business, as described in its reports filed with the Securities and Exchange Commission, including the company’s latest Annual Report on Form 10-K. There can be no assurance that the proposed acquisition will, in fact, be consummated.

The forward-looking statements contained herein speak only as of the date of this release. Interactive Intelligence does not undertake any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

Interactive Intelligence is the owner of the marks INTERACTIVE INTELLIGENCE, its associated LOGO and numerous other marks. All other trademarks mentioned in this document are the property of their respective owners.

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Contact:

Christine Holley

Senior Director of Market Communications

Interactive Intelligence

+1 317.715.8220

christine.holley@inin.com